Exhibit 10.60

FEDEX CORPORATION RETIREMENT PARITY PENSION PLAN

Amended and Restated

Effective June 1, 2024

Section 1. Purpose and Description. Federal Express Corporation, a Delaware corporation (the “Company”), established, effective June 1, 1993 (the “Effective Date”), the Federal Express Corporation Retirement Parity Pension Plan (the “Plan”). The Plan was amended, effective June 1, 1994, to increase the benefit provided from 80% to 100% of the difference of the “Unreduced Benefit” less the “Maximum Benefit,” as both terms are defined below. The Plan was amended and restated, effective June 1, 1996 to provide for the inclusion of Managing Directors, in addition to Officers, under the terms of the Plan. The Plan was restated, effective February 1, 1998 to provide for the inclusion of Managing Directors and Officers of FedEx Corporation (formerly FDX Corporation) and, effective December 1, 1998, Managing Directors and Officers of FedEx Global Logistics, Inc. (formerly FDX Global Logistics, Inc.), under the terms of the Plan. The Plan was restated, effective June 1, 1999, to conform the Plan to previous amendments and to provide that, upon retirement, an eligible Officer or Managing Director may elect certain lump-sum and installment distributions in lieu of receiving benefits in the same manner as such benefits would be paid from the Qualified Pension Plan. The Plan provisions, as in effect immediately prior to June 1, 1999, remained in effect for anyone who was not actively employed by the Company, FedEx Corporation, or FedEx Global Logistics, Inc. as an Officer or Managing Director on or after that date, unless the Plan specifically provides otherwise.

Effective May 31, 2003, the FedEx Ground Package System, Inc. and Certain Affiliates 401(a)(17) Benefit Plan and the FedEx Ground Package System, Inc. and Certain Affiliates Excess Plan were merged with and into the Plan and name of the Plan was changed to the FedEx Corporation Retirement Parity Pension Plan. The provisions of the merged plan applicable to the employees participating in the FedEx Ground Package System, Inc. and Certain Affiliates 401(a)(17) Benefit Plan continue to be set forth in Appendix A and the FedEx Ground Package System, Inc. and Certain Affiliates Excess Plan continue to be set forth in Appendix B. The provisions of Appendix A and Appendix B are applicable to the employees of FedEx Ground Package System, Inc., FedEx Custom Critical, Inc., FedEx Supply Chain Services, Inc., AutoQuik, Inc., and Urgent Freight, Inc.

Effective June 1, 2003, the Plan was amended to establish the provisions applicable to that portion of an eligible Officer’s or Managing Director’s accrued benefit that is determined pursuant to Appendix E of the Qualified Pension Plan (“Portable Pension Account”) beginning on or after June 1, 2003.

The Plan was restated, effective June 1, 2008, to conform the Plan to the terms of the Qualified Pension Plan and to provide for benefit accruals and benefit payments beginning June 1, 2008.

Effective January 1, 2020, the Plan was amended and restated to reflect (1) that employees who are hired on or after January 1, 2020 shall be eligible to accrue a three and one- half percent (3.5%) Excess Compensation Credit on compensation that exceeds the Code Section 401(a)(17) limit and (2) an increase of the three and one-half percent (3.5%) Excess Compensation Credit to eight percent (8%) effective January 1, 2021; and (3) that the definition of Plan eligible employee is expanded to include Officers and Managing Directors of FedEx Freight, Inc. who are hired on or after January 1, 2020 and Officers and Managing Directors of FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; and their subsidiaries, effective January 1, 2021.

The Plan is hereby amended and restated to reflect a one-year delay in the effective date from January 1, 2021 to January 1, 2022 for (1) the increase of the three and one-half percent (3.5%) Excess Compensation Credit to eight percent (8%); and (2) the expansion of the definition of Plan eligible employee to include and Officers and Managing Directors of FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; and their subsidiaries.

Effective June 1, 2024, the FedEx Freight Retirement Parity Plan is merged with and into the Plan. The provisions of the merged plan applicable to the employees participating in the FedEx Freight Retirement Parity Plan continue to be set forth in Appendix C. The provisions of Appendix C are applicable to the employees of FedEx Freight, Inc. who are accruing Compensation Credits under a Portable Pension Account in the FedEx Corporation Employees’ Pension Plan.

The Plan is intended to be an “employee benefit pension plan,” as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and a plan that is “unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees,” as provided in Sections 201, 301, and 401 of ERISA and the Department of Labor regulations promulgated under ERISA and is intended to comply with Section 409A of the Internal Revenue Code (the “Code”). The benefits provided by the Plan are not funded but shall be payable when due out of the assets of the Company as general, unsecured obligations of the Company.

Unless otherwise provided herein, defined terms used in this Plan shall have the same meaning attributed to such terms in the Qualified Pension Plan and the Federal Express Corporation Nonqualified Disability Plan for Officers (the “Officers Nonqualified Disability Plan”), as applicable.

Section 2. Eligibility. Prior to June 1, 2008, any employee of a participating employer (which shall mean the Company; on or after February 1, 1998, FedEx Corporation; on or after December 1, 1998, FedEx Global Logistics, Inc.; on or after March 1, 2000, FedEx Trade Networks, Inc., and FedEx Trade Networks Transport & Brokerage, Inc. (formerly, Tower Group International, Inc.); on or after May 1, 2000, World Tariff, Limited; on or after June 1, 2000, FedEx Corporate Services, Inc.; on or after March 1, 2001, FedEx Freight Corporation; on or after April 11, 2001, FedEx Trade Networks Trade Services, Inc.; on or after May 31, 2003, FedEx Ground Package System, Inc., FedEx Custom Critical, Inc., FedEx Supply Chain Services, Inc., AutoQuik, Inc. and Urgent Freight, Inc.; on or after June 1, 2001, Federal Express Virgin Islands, Inc.; on or after September 12, 2004, FedEx SmartPost, Inc.; on or after June 1, 2006, FedEx Customer Information Services, Inc.; and on or after November 15, 2006, FedEx Truckload Brokerage, Inc.) other than an Officer or Managing Director the terms of whose employment are governed by the collective bargaining agreement between the Company and the FedEx Pilots Association effective May 31, 1999 (“Agreement”) or any successor agreement thereto; on or after January 1, 2020, FedEx Freight, Inc.; on or after January 1, 2022, FedEx Office and Print Services, Inc. and FedEx Supply Chain Systems, Inc., who serves as an Officer after the Effective Date or, after June 1, 1996, as a Managing Director, has served as an Officer and/or Managing Director for a combined period of five consecutive years, including service prior to the Effective Date, and is an active participant in the FedEx Corporation Employees’ Pension Plan, as it currently exists and as it may be amended from time to time (the “Qualified Pension Plan”) or would be an active participant in the Qualified Pension Plan or the FedEx Freight Pension Plan (“Freight Pension Plan”) but for the fact that the Officer or Managing Director (1) is hired on or after January, 1, 2020; (2) is employed by FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; or one of their subsidiaries; or (3) elected to forego accruing Compensation Credits under a Portable Pension Account in the Qualified Pension Plan or Freight Pension Plan, shall be eligible for the benefit described in subsection (c) of Section 3 below, subject to subsection (a) of Section 3. In addition, an Officer described above shall be eligible for the benefit described in subsection (d) of Section 3 below, subject to subsection (b) of Section 3.

The foregoing to the contrary notwithstanding, an employee of FedEx Custom Critical, Inc., AutoQuik, Inc., UrgentFreight, Inc., FedEx Truckload Brokerage, Inc., or FedEx Supply Chain Services, Inc. who is an Officer of either company prior to June 1, 2008 shall be eligible to participate in the Plan as provided in Section 1.12 of Appendix A to the Plan and Section 1.12 of Appendix B to the Plan. No employee of FedEx Custom Critical, Inc., AutoQuik, Inc., UrgentFreight, Inc., FedEx Truckload Brokerage, Inc. or FedEx Supply Chain Services, Inc. who was or is a Managing Director shall be eligible to participate in this Plan prior to June 1, 2008, unless (i) s/he was an Officer of one of these companies prior to June 1, 2008, or (ii) s/he was an Officer or Managing Director of another participating employer and has a combined period of five consecutive years as an Officer or Managing Director with all Controlled Group Members prior to June 1, 2008.

For the purpose of this Plan, the term “Officer” shall mean an officer of a participating employer elected to the position of vice-president or above, as evidenced in the minutes of each respective participating employer’s board of directors. The term “Managing Director” shall, for the purpose of this Plan, mean an employee of the Company or another participating employer who has been appointed to the position of managing director, as evidenced in the affected participating employer’s personnel information system, and shall also mean an employee having the title of “Staff Director” or “Director”.

In determining whether an Officer or Managing Director has served in such capacity for a combined period of five consecutive years, such Officer’s or Managing Director’s service with any Controlled Group Member (as that term is defined in the Qualified Pension Plan) shall be taken into account.

Any Eligible Employee of a Sponsoring Employer who, as of June 1, 2008 or later, serves as an Officer or a Managing Director shall be eligible for the benefit described in Section 4 below as of the later of (i) the date on which such individual is employed as an Officer or Managing Director, (ii) the date on which such individual becomes a participant in the Qualified Pension Plan, as it currently exists and as it may be amended from time to time, or (iii) June 1, 2008. An Officer or Managing Director who becomes a participant in this Plan on or after June 1, 2008 shall be vested in his benefit upon the completion of three (3) consecutive years as an Officer or Managing Director. An Officer or Managing Director (i) whose Separation from Service occurs prior to the completion of three (3) consecutive years as an Officer or Managing Director, or (ii) who ceases to be an Officer or Managing Director prior to the completion of three (3) consecutive years as an Officer or Managing Director shall not be eligible to receive a benefit under this Plan. A participant who was vested prior to June 1, 2008 will continue to be vested in the Plan benefit thereafter.

Effective January 1, 2020, Officers and Managing Directors of FedEx Freight, Inc. and its subsidiaries, who are not accruing Compensation Credits under a Portable Pension Account in the FedEx Freight Pension Plan, may become eligible employees to participate in the Plan; provided, however, that such Officers and Directors shall be eligible to receive Excess Compensation Credits and Excess Compensation Interest Credits only.

Effective January 1, 2022, Officers and Managing Directors of FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; and their subsidiaries may become eligible employees to participate in the Plan; provided, however, that such Officers and Managing Directors shall be eligible to receive Excess Compensation Credits and Excess Interest Credits only.

Notwithstanding the foregoing, an Officer or Managing Director who is hired on or after January 1, 2020 and who was participating in the FedEx Freight Retirement Parity Plan immediately prior to such hire date shall be eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, Parity Interest Credits, and 415 Limit Credits but not Excess Compensation Credits or Excess Compensation Interest Credits.

Effective July 1, 2022, FedEx Dataworks, Inc. shall be a participating employer, and Officers and Managing Directors of FedEx Dataworks, Inc. may become eligible employees to participate in the Plan to receive Excess Compensation Credits and Excess Interest Credits only.

Notwithstanding the foregoing, an Officer or Director of FedEx Dataworks, Inc. who was eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, Parity Interest Credits, or 415 Limit Credits immediately prior to being employed by FedEx Dataworks, Inc. may continue to receive Credits under the same terms and conditions as if he or she continued to be employed by such other participating employer in lieu of receiving Excess Compensation Credits and Excess Interest Credits.

Section 3. Benefit Amount and Limitations; Traditional Pension Benefit.

(a) No benefits shall be accrued under the Traditional Pension Benefit formula and this Section 3 after May 31, 2008. Benefits which have been accrued under this Section by an eligible Officer or Managing Director through May 31, 2008 shall be payable as described in Section 5, Section 6 or Section 7 of the Plan.

Portable Pension Account benefits accrued by an eligible Officer or Managing Director on or after June 1, 2003 shall be as described in Section 4, below.

(b) The Traditional Pension Benefit formula for an eligible Officer or Managing Director of FedEx Ground Package System, Inc. or FedEx SmartPost, Inc. or an eligible Officer of FedEx Custom Critical, Inc., AutoQuik, Inc., UrgentFreight, Inc. FedEx Truckload Brokerage, Inc. or FedEx Supply Chain Services, Inc. shall be as described in Appendix A and Appendix B to the Plan. No benefits shall be accrued under Appendix A and Appendix B to this Plan after May 31, 2008. Benefits that have been accrued under either Appendix A or B by an eligible Officer or Managing Director through May 31, 2008 shall be payable as described in Section 5, Section 6 or Section 7 of the Plan.

Portable Pension Account benefits accrued by an eligible Officer or Managing Director on or after June 1, 2003 shall be as described in Section 4, below.

(c) An Officer or Managing Director who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Traditional Pension Benefit (as that term is defined in Section 1.12 of Appendix E to the Qualified Pension Plan or Section 1.12 of Appendix G to the Qualified Pension Plan) provisions of the Qualified Pension Plan shall, regardless of whether such benefit under the Qualified Pension Plan has been reduced due to the limits imposed by Code Section 415 (limitations on benefits) or Section 401(a)(17) (limitations on annual compensation), be paid from the Plan a benefit equal to 100% of the difference between the Unreduced Benefit and the Maximum Benefit.

For the purpose of this Section 3, the monthly “Unreduced Benefit” shall mean the benefit that would be provided to the Officer or Managing Director pursuant to the Traditional Pension Benefit provisions of the Qualified Pension Plan, except that (1) if applicable, the Unreduced Benefit shall be calculated without regard to the limits imposed by Code Section 415 (limitations on benefits) and Section 401(a)(17) (annual compensation limit), and (2) “Average Compensation” taken into account with respect to a participating Officer or Managing Director shall have the same meaning as set forth under the Qualified Pension Plan, but shall not be limited by the application of Code Section 401(a)(17), except that, with respect to Officers or Managing Directors who (i) are actively employed by a participating employer as Officers or Managing Directors on or after June 1, 1999, (ii) except for those employees who are Officers or Managing Directors as of April 27, 2000, are not Officers or Managing Directors the terms of whose employment are governed by the collective bargaining agreement between Federal Express Corporation and the FedEx Pilots Association effective May 31, 1999 (or any successor agreement thereto), (iii) retire on or after June 1, 1999, and (iv) were participants in this Plan prior to June 1, 2008, the number of whole calendar years over which the arithmetic average is determined shall be three (3) years instead of five (5) years.

For the purpose of this Section 3, the monthly “Maximum Benefit” shall mean the benefit actually provided to the Officer or Managing Director under the Traditional Pension Benefit provisions of the Qualified Pension Plan.

(d) In addition to the benefit described in subsection (3)(c) above, with respect to that portion of the accrued benefit of an Officer who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Traditional Pension Benefit provisions of the Qualified Pension Plan, shall also be paid from this Plan the difference between such Officer’s Maximum Benefit under the Traditional Pension Benefit provisions of the Qualified Pension Plan and what such Officer’s Maximum Benefit would have been had such Officer received credit for a Year of Service under the Traditional Pension Benefit provisions of the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the “Officers Nonqualified Disability Plan”).

For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer’s Hours of Service under the Qualified Pension Plan plus such Officer’s “Phantom Hours of Service” while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

(e) The foregoing to the contrary notwithstanding, the benefit payable from this Plan to an employee who was an Officer or Managing Director as of April 27, 2000 and the terms of whose employment are governed by the Agreement (or any successor agreement thereto) and who, as of May 31, 1999, had an accrued benefit under this Plan, shall be reduced by the total amount of pension benefits payable to such Officer or Managing Director under the Federal Express Corporation Pilots’ Money Purchase Pension Plan, the Federal Express Corporation Non-Qualified Section 415 Excess Pension Plan for Pilots and the Federal Express Corporation Non-Qualified Pension Plan for Pilots, pursuant to the terms of the Agreement (or any successor agreement thereto).

(f) Except as specifically provided herein, this Plan is not intended to provide any increased benefit which could otherwise be provided under the Qualified Pension Plan. An Officer’s or Managing Director’s benefit under this Plan shall be decreased to the extent that such Officer’s or Managing Director’s benefit under the Qualified Pension Plan is so increased.

Section 4. Benefit Amount and Limitations: Parity Portable Pension Account Benefit.

(a) An Officer or Managing Director who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Portable Pension Account (as that term is defined in Section 1.06 of Appendix E to the Qualified Pension Plan or Section 1.06 of Appendix G to the Qualified Pension Plan) provisions of the Qualified Pension Plan shall, regardless of whether such benefit under the Qualified Pension Plan has been reduced due to the limits imposed by Code Section 415 (limitations on benefits) or Section 401(a)(17) (limitations on annual compensation), be paid from the Plan a benefit equal to his/her Parity Portable Pension Account.

The Parity Portable Pension Account shall be established for each eligible participant as of the participant’s entry date into this Plan, and shall be credited with Parity Compensation Credits, Parity Transition Credits (if eligible), Additional Compensation Credits and Parity Interest Credits for each Plan Year following the establishment of the Parity Portable Pension Account, and with a 415 Limit Credit (if applicable) as of the participant’s date of retirement where:

(i)	Parity Compensation Credit for any Plan Year shall equal (A) minus (B) as follows:

(A)

is the Compensation Credit for such Plan Year as calculated under the Qualified Pension Plan but without regard to the limit imposed by Code Section 401(a)(17) (annual compensation limit) and subject to the provisions in subsections (1) and (2):

(1)

for Officers and Managing Directors who become participants in this Plan on or before June 1, 2008 (except Managing Directors of FedEx Custom Critical, Inc., FedEx Truckload Brokerage, Inc, and FedEx Supply Chain Services, Inc. who become participants in the Plan as of June 1, 2008) with retroactive credits as if the Officer or Managing Director had been a participant in this Plan as of the date he participated in the Qualified Pension Plan.

(2)

for all Managing Directors of FedEx Custom Critical, Inc., FedEx Truckload Brokerage, Inc, and FedEx Supply Chain Services, Inc. who become participants in the Plan as of June 1, 2008 and all other Managing Directors and Officers who become participants of this Plan after June 1, 2008, only for Plan Years ending after the later of (i) June 1, 2008 and (ii) the date such employee becomes an Officer or Managing Director.

(B)	is the Compensation Credit accrued under the Qualified Pension Plan for such Plan Year.

(ii)	Parity Transition Credit for any Plan Year beginning on or after June 1, 2008 shall equal (A) minus (B) as follows:

(A)	is the Transition Credit for such Plan Year as calculated under the Qualified Pension Plan but without regard to the limit imposed by Code Section 401(a)(17) (annual compensation limit)

(B)	is the Transition Credit accrued under the Qualified Pension Plan for such Plan Year.

(iii)	Additional Compensation Credit for any Plan Year beginning on or after June 1, 2008 and any Plan Year beginning on or after June 1, 2011 shall equal 3.5% of the excess of (A) over (B), where

(A)	is such Officer’s or Managing Director’s Compensation, but without regard to the limitations under Section 401(a)(17), and

(B)	is the limit set forth under Code Section 401(a)(17) (annual compensation limit).

Additional Compensation Credits shall not be accrued for any Plan Years before June 1, 2008, the Plan Year beginning on June 1, 2009, or any Plan Year for which a Compensation Credit is not accrued under the Qualified Pension Plan.

With respect to the Plan Year beginning June 1, 2010, the Additional Compensation Credit shall equal 1.75% of the excess of (A) over (B), where

(A)	is such Officer’s or Managing Director’s Compensation, but without regard to the limitations under Section 401(a)(17), and

(B)	is the limit set forth under Code Section 401(a)(17) (annual compensation limit).

(iv)	Parity Interest Credit shall mean an amount credited to the Parity Portable Pension Account in the same manner and using the same Interest Credit Factor as in the Qualified Pension Plan.

(v)

415 Limit Credit shall mean, for a participant whose total Qualified Pension Plan Benefit has been limited by Code Section 415, a cash balance value equal to the value of the shortfall in the Qualified Pension Plan, except to the extent already provided in Section 3, above.

(b) In addition to the benefit described in subsection (a) above, with respect to that portion of the accrued benefit of an Officer who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Portable Pension Account provisions of the Qualified Pension Plan shall also be paid from this Plan, the difference between such Officer’s benefit under the Portable Pension Account provisions of the Qualified Pension Plan and the amount such Officer’s Qualified Pension Plan benefit would have been had such Officer received credit for a Year of Service under the Portable Pension Account provisions of the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the “Officers Nonqualified Disability Plan”).

For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer’s Hours of Service under the Qualified Pension Plan plus such Officer’s “Phantom Hours of Service” while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

(c) The foregoing to the contrary notwithstanding, no individual shall be entitled to receive a Parity Compensation Credit, Parity Transition Credit or Additional Compensation Credit under this Plan for a Plan Year unless (i) s/he is an eligible Officer or Managing Director with any Controlled Group Member as of the last day of the Plan Year for which such credits would be accrued, or (ii) s/he incurs a Separation from Service as a Managing Director or Officer after having been credited with at least 1,000 Hours of Service in the Plan Year.

(d) The foregoing to the contrary notwithstanding, the benefit payable from this Plan to an employee who was an Officer or Managing Director as of April 27, 2000 and the terms of whose employment are governed by the Agreement (or any successor agreement thereto) and who, as of May 31, 1999, had an accrued benefit under this Plan, shall be reduced by the total amount of pension benefits payable to such Officer or Managing Director under the Federal Express Corporation Pilots’ Money Purchase Pension Plan, the Federal Express Corporation Non-Qualified Section 415 Excess Pension Plan for Pilots, and the Federal Express Corporation Non-Qualified Pension Plan for Pilots, pursuant to the terms of the Agreement (or any successor agreement thereto).

(e) Except as specifically provided herein, this Plan is not intended to provide any increased benefit which could otherwise be provided under the Qualified Pension Plan. An Officer’s or Managing Director’s benefit under this Plan shall be decreased to the extent that such Officer’s or Managing Director’s benefit under the Qualified Pension Plan is so increased.

(f) Effective January 1, 2022, no Officer or Managing Director who was hired on or after January 1, 2020 or any Officer or Managing Director of FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; or their subsidiaries shall be eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, Parity Interest Credits, or 415 Limit Credits. Notwithstanding the foregoing, an Officer or Managing Director who is hired on or after January 1, 2020 and who was participating in the FedEx Freight Retirement Parity Plan immediately prior to such hire date shall be eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, Parity Interest Credits, and 415 Limit Credits but not Excess Compensation Credits or Excess Compensation Interest Credits.

Effective January 1, 2022, an Officer or Managing Director who elected to forego accruing Compensation Credits under a Portable Pension Account in the Qualified Pension Plan or the FedEx Freight Pension Plan shall not be eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, or 415 Limit Credits; provided, however, such Officer or Managing Director shall be eligible to receive Excess Compensation Credit and Excess Compensation Interest Credits and Parity Interest Credits on any previously accrued Parity Portable Pension Account Benefit.

Section 5. Benefit Amount and Limitations: Excess Compensation Account Benefit.

(a) An Officer or Managing Director who is hired on or after January 1, 2020 or an Officer or Managing Director who elected to forego accruing Compensation Credits under a Portable Pension Account in the Qualified Pension Plan or the FedEx Freight Pension Plan shall be paid from the Plan a benefit equal to his/her Excess Compensation Account. An Excess Compensation Account shall be established for each eligible participant as of the participant’s entry date into this Plan, and shall be credited with Excess Compensation Credits and Excess Compensation Interest Credits for each Plan Year following the establishment of the Excess Compensation Account where:

(i)

Excess Compensation Credit for any Plan Year shall equal eight percent (8%) multiplied by the excess of the Officer’s or Managing Director’s compensation for the calendar year in which such Plan Year began that is limited under the Defined Contribution Plan due to the imposition of the Code Section 401(a)(17) limit. Notwithstanding the foregoing, for an Excess Compensation Credit that relates to compensation for calendar year 2020 or 2021, the eight percent (8%) in the preceding sentence shall be replaced with three and one-half percent (3.5%).

(ii)

Excess Compensation Interest Credit shall mean an amount credited to the Excess Compensation Account in the same manner and using the same Interest Credit Factor as in the Qualified Pension Plan. Effective for distributions that occur on or after September 30, 2023, Excess Compensation Interest Credits shall be credited daily rather than on a quarterly basis beginning with Interest Credits on or after June 1, 2023.

(b) Notwithstanding the foregoing, no individual shall be entitled to receive an Excess Compensation Credit under this Plan for a Plan Year unless (i) s/he is an eligible Officer or Managing Director with any Controlled Group Member as of the last day of the Plan Year in which such credit is calculated, or (ii) s/he incurs a Separation from Service as a Managing Director or Officer after having been credited with at least 1,000 Hours of Service in the Plan Year.

Section 6. Payment of Benefits: Benefits Accrued Prior to January 1, 2005 but Commencing Prior to January 1, 2009.

(a) Unless an eligible Officer or Managing Director makes an election in the manner and within the time period specified in subsection (b) below, benefits under this Plan shall be paid in the same manner and at the same time as benefit payments under the Qualified Pension Plan and shall be subject to the same restrictions and limitations as provided therein, without regard to Code Sections 415 and 401(a)(17). The foregoing to the contrary notwithstanding, Officers of FedEx Custom Critical, Inc., AutoQuik, Inc. UrgentFreight, Inc., FedEx Truckload Brokerage, Inc., and FedEx Supply Chain Services, Inc.) are not eligible to make a lump sum election.

An eligible Officer or Managing Director shall, no later than twelve (12) months prior to the date on which benefits commence under the Qualified Pension Plan, elect one of the following options under which benefits shall be payable under this Plan. An eligible Officer or Managing Director may elect to receive his or her benefit:

(i)	in a single lump sum, payable on the date on which benefit payments commence under the Qualified Pension Plan;

(ii)	in a single lump sum, payable twelve (12) months following the date on which benefit payments commence under the Qualified Pension Plan;

(iii)	in a single lump sum payable twenty-four (24) months following the date on which benefit payments commence under the Qualified Pension Plan;

(iv)

in two equal installments (each being equal to one-half of the lump sum amount described in clause (i) above), the first installment payable on the date on which benefit payments commence under the Qualified Pension Plan, and the second installment payable twelve (12) months following the date on which benefit payments commence under the Qualified Pension Plan; or

(v)

in two equal installments (each being equal to one-half of the lump sum amount described in clause (ii) above), the first installment payable twelve (12) months following the date on which benefit payments commence under the Qualified Pension Plan, and the second installment payable twenty-four (24) months following the date on which benefit payments commence under the Qualified Pension Plan.

(b) In the event that any eligible Officer or Managing Director elects to receive a lump sum or installment benefit under subsection (a) above, the amount of each such distribution shall be calculated as of the Annuity Starting Date. The amount of the lump sum distribution payable under this Section 5(b) shall be calculated based upon the benefit payable as of the Annuity Starting Date by using an interest rate equal to the annual interest rate on thirty (30) year Treasury Constant Maturities as published in Federal Reserve releases G.13 and H.15 in effect for the second (2nd) month before the month in which the beginning of the Plan Year in which the calculation is performed (which shall be the stability period for purposes of the Plan) and the mortality table set forth in Revenue Ruling 2001-62, based on a blend of fifty percent (50%) of the male and female mortality rates set forth in the 1994 Group Annuity Reserving Table (“94 GAR”).

(c) An eligible Officer or Managing Director may revoke the election made in this section and elect another manner in which his or her benefit from this Plan shall be payable, but only if such revocation and subsequent election occur no later than twelve (12) months prior to the date on which benefits commence under the Qualified Pension Plan with respect to such Officer or Managing Director.

(d) If the value of the annuity benefit payable to an Officer or Managing Director is less than $100 per month, the benefit payable to such Officer or Managing Director may be paid as a lump sum.

Section 7. Payment of Benefits: Benefits Accrued After December 31, 2004 but Commencing Prior to January 1, 2009.

The Traditional Pension Benefit provided under this Plan which is accrued by an eligible Officer or Managing Director after December 31, 2004 shall be paid as a single lump sum no earlier than the later of (i) six (6) months following the eligible Officer’s or Managing Director’s Separation from Service, or (ii) his or her attainment of age 55. The amount of the lump sum distribution shall be calculated as of the later of the Officer’s or Managing Director’s attainment of age 55 or Separation from Service. The amount of the lump sum distribution payable under this Section 6 shall be calculated based upon the benefit payable as of the later of the Officer’s or Managing Director’s Separation from Service or attainment of age 55 by using an interest rate equal to the annual interest rate on thirty (30) year Treasury Constant Maturities as published in Federal Reserve releases G.13 and H.15 in effect for the second (2nd) month before the month in which the beginning of the Plan Year in which the calculation is performed (which shall be the stability period for purposes of the Plan) and the mortality table set forth in Revenue Ruling 2001-62, based on a blend of fifty percent (50%) of the male and female mortality rates set forth in the 1994 Group Annuity Reserving Table (“94 GAR”).

The Portable Pension Account Benefit provided under this Plan that is accrued by an eligible Officer or Managing Director after December 31, 2004 shall be calculated as of the date of the Officer’s or Managing Director’s Separation from Service and paid as a single lump sum no earlier than six (6) months following the eligible Officer’s or Managing Director’s Separation from Service.

“Separation from Service” means a termination of substantial services for the Company. For purposes of applying the provisions of Code Section 409A, a reference to the Company shall also be deemed a reference to any affiliate thereof within the contemplation of Code Sections 414(b) and 414(c). A substantial employment relationship shall be considered to exist for so long as an individual is on an authorized leave of absence of up to six (6) months or, if longer, for so long as the individual retains a right to re-employment by law or contract. An individual who is on an authorized leave of absence shall not in any event be deemed to have a Separation from Service for so long as the Company has a reasonable expectation that the individual will again perform substantial services for the Company in any capacity, whether as an employee of the Company. An individual will not be treated as having incurred a Separation from Service where the individual’s level of future services for the Company is reasonably anticipated by the Company to exceed 20% of the average level of bona fide Company services provided by that individual in any capacity for the prior 36 month period, or the prior period of services if less, but will be treated as having incurred a Separation from Service at any time when such reasonably anticipated level of future services is equal to or less than such 20% average level of prior services.

Section 8. Payment of Benefits Commencing On or After January 1, 2009.

(a) The Traditional Pension Benefit provided under this Plan that is accrued by an eligible Officer or Managing Director shall be paid as a single lump sum no earlier than the later of (i) six (6) months following the eligible Officer’s or Managing Director’s Separation from Service, (ii) his or her attainment of age 55, or (iii) as of January 1, 2009, with respect to Officers and Managing Directors who have incurred a Separation from Service but who had not commenced benefits prior to January 1, 2009.

The amount of the lump sum distribution payable under this Section 7(a) shall be calculated based upon the benefit payable as of the later of (i) the Officer’s or Managing Director’s Separation from Service, (ii) his or her attainment of age 55, or (iii) January 1, 2009, by using an interest rate equal to the annual interest rate on thirty (30) year Treasury Constant Maturities as published in Federal Reserve releases G.13 and H.15 in effect for the second (2nd) month before the month in which the beginning of the Plan Year in which the calculation is performed (which shall be the stability period for purposes of the Plan) and the mortality table set forth in Revenue Ruling 2001-62, based on a blend of fifty percent (50%) of the male and female mortality rates set forth in the 1994 Group Annuity Reserving Table (“94 GAR”).

(b) The Portable Pension Account Benefit provided under this Plan that is accrued by an eligible Officer or Managing Director shall be calculated as of the date of the Officer’s or Managing Director’s Separation from Service and paid as a single lump sum no earlier than (i) six (6) months following the eligible Officer’s or Managing Director’s Separation from Service, or (ii) as of January 1, 2009, with respect to Officers and Managing Directors who have incurred a Separation from Service but who had not commenced benefits prior to January 1, 2009.

(c) The Excess Compensation Account Benefit provided under this Plan that is accrued by an eligible Officer or Managing Director shall be calculated as of the date of the Officer’s or Managing Director’s Separation from Service and paid as a single lump sum no earlier than six (6) months following the eligible Officer’s or Managing Director’s Separation from Service.

(d) Any benefits payable under the Plan to a deceased Participant shall be paid to the Participant’s Beneficiary. A Beneficiary shall mean whomever the Participant may designate to receive benefits payable after the Participant’s death. A Participant’s designation shall apply to all benefits payable hereunder, including any benefit payable under Appendix A, B, or C. The designation may be different from any designation under the Qualified Pension Plan. Such designation to be made in writing in a form acceptable to the Committee. In the event the Participant fails to designate a Beneficiary, any benefits payable shall be paid to the Participant’s estate.

Section 9. Plan Administration. The Plan shall be administered by the Retirement Plans Department of FedEx Corporation (the “Administrator”). The Administrator shall have the responsibility to receive, evaluate and process all claims for benefits and shall cause payment of benefits to be made under the Plan in accordance with its terms. In connection with its duties, the Administrator shall have the authority to interpret the Plan’s provisions and to determine eligibility for Plan benefits. The Administrator shall have the authority to adopt such rules and procedures which it deems necessary for the administration of the Plan and recommend any modifications, changes, or amendments to the Plan.

Section 10. The Committee. The Committee, as defined in the Qualified Pension Plan, shall have the authority to perform the administrative duties under the Plan, other than the duties of the Administrator. In connection with its duties, the Committee shall have the authority to interpret the Plan’s provisions and to determine eligibility for Plan benefits. The Committee is the named fiduciary of the Plan and shall adopt such rules and procedures that in its opinion are either necessary or desirable to implement and administer the Plan.

Section 11. Claims Procedures. The claims procedures for the Plan shall be the same as such procedures in the Qualified Pension Plan.

Section 12. Legal Expenses. An Officer or Managing Director shall be entitled to reimbursement from the Company for reasonable legal expenses incurred in successfully enforcing his or her right to benefits under the Plan. This right to reimbursement shall only be available if such Officer or Managing Director has applied for benefits in substantial compliance with the Administrator’s procedures, been denied benefits by the Administrator, timely requested a review of that denial as provided in Section 10 above and had the Administrator’s denial upheld.

Section 13. Non-Assignability of Benefits. Benefits under this Plan shall not be assignable or transferable in any manner, nor shall they be subject to garnishment, attachment, or other legal process, except as provided by ERISA and other applicable federal law, or as provided under a domestic relations order.

Section 14. Effect. Neither the establishment of the Plan nor any modification thereto, nor the creation of any account on the books of any participating employer hereunder, nor the payment of any benefit from the Plan shall be construed as giving an Officer, Managing Director, or any other person any legal or equitable right against a participating employer, its directors, officers, employees or agents, except that the provisions of this Section 13 shall neither impair nor extinguish any rights of any participating Officer or Managing Director with respect to any claim for benefits payable under this Plan.

Section 15. No Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between a participating employer and any Officer or Managing Director or as a promise that any Officer or Managing Director shall continue in his or her present or comparable position or as a limit on the participating employer’s right to discharge such Officer or Managing Director.

Section 16. Amendment or Termination. The Company may amend or terminate the Plan at any time. An amendment shall become effective: (i) upon its execution in writing by duly authorized Officers of the participating employers, (ii) upon action of the Company’s Board of Directors or the Board of Directors of FedEx Corporation, or any committee thereof, or (iii) upon action of the Committee, as reflected in the Committee’s minutes or in the minutes of the Board of Directors of the Company or of FedEx Corporation or any committee thereof. The Plan’s termination shall become effective: (i) upon action of the Company’s Board of Directors or the Board of Directors of FedEx Corporation, or any committee thereof, or (ii) upon action of the Committee, as reflected in the Committee’s minutes or in the minutes of the Board of Directors of the Company or of FedEx Corporation or any committee thereof. However, no amendment or termination shall eliminate or reduce any benefits accrued under the Plan at the time of such amendment or termination.

Section 17. Agent for Service of Process. The Company is hereby designated as agent for service of process for all purposes provided herein.

Section 18. Governing Law. Except to the extent preempted by federal law, the provisions of this Plan shall be administered, construed, and enforced in accordance with the laws of the State of Tennessee.

Section 19. Execution. This document may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

APPENDIX A

PROVISIONS PERTAINING TO EMPLOYEES OF

FEDEX GROUND PACKAGE SYSTEM, INC., FEDEX CUSTOM CRITICAL, INC.,

FEDEX SUPPLY CHAIN SERVICES, INC., AUTOQUIK, INC.

AND

URGENT FREIGHT, INC.

INTRODUCTION

The purpose of this Appendix A is to set forth certain of the provisions of this Plan applicable only to Employees of FedEx Ground Package System, Inc., FedEx Custom Critical, Inc., FedEx Supply Chain Services, AutoQuik, Inc. and Urgent Freight, Inc. (“Ground Participants”) as of May 31, 2003, and thereafter. Except as provided in this Appendix A, the terms and conditions of the Plan apply to Ground Participants. The term “Section” in this Appendix A refers to a section of this Appendix A unless otherwise specifically noted.

Article 1

Definitions

1.1	Generally

The following words and phrases shall have the same meanings as specified in the applicable Pension Plan, as it may be amended from time to time, unless the context clearly requires otherwise:

“Actuarial Equivalent” or “Actuarial Equivalence”

“Actuary”

“Annuity Starting Date”

“Code”

“Employee”

“Plan Year”

In addition, for purposes of this 401(a)(17) Benefit Plan, the following words and phrases shall have the meanings hereinafter indicated unless the context clearly indicates otherwise:

1.2	Accrued Benefit

“Accrued Benefit” of a Participant as of any date, hereinafter called an “accrual date,” equals the amount of 401(a)(17) Benefit to which the Participant would be entitled under Section 2.1 if he terminated his employment with the Controlled Group on the accrual date.

1.3	Beneficiary

“Beneficiary” means the beneficiary for purposes of any benefits payable under the Pension Plan subsequent to the Participant’s death; provided, however, that the Participant may designate another beneficiary to receive any death benefits payable in a lump sum pursuant to Section 2.2(c), such designation to be made in writing in a form acceptable to the Committee.

1.4	Board

“Board” means the board of directors of FedEx Corporation or, as appropriate in the context of a provision of the 401(a)(17) Benefit Plan such other body as designated by the Board.

1.5	Company

“Company” means FedEx Ground Package System, Inc. (or its successor).

1.6	Controlled Group or Controlled Group Members

“Controlled Group” or “Controlled Group Members” means the Company and any and all other corporations, trades and/or businesses the employees of which, together with the employees of the Company, are required by any of the Subsections of Section 414 of the Code to be treated, as though they were employed by a single employer.

1.7	Effective Date

“Effective Date” means June 1, 2000.

1.8	Employer

“Employer” means the Company and any other Controlled Group Member that adopts this 401(a)(17) Benefit Plan.

1.9	Excess Plan

“Excess Plan” means the provisions of the Plan described in Appendix B.

1.10	401(a)(17) Benefit

“401(a)(17) Benefit” means the monthly benefit payable to or with respect to a Participant and/or his Beneficiary under Article 2.

1.11	401(a)(17) Benefit Plan

“401(a)(17) Benefit Plan” means the provisions of the Plan described in this Appendix A.

1.12	Participant

“Participant” means an Employee who (i) is participating in one or more Pension Plans, (ii) (1) serves as an officer of an Employer other than the Company as determined from the personnel records of the applicable Employer, or (2) serves as an officer or managing director or assistant or managing director of the Company as determined from the personnel records of the Company and has served as an officer and/or managing or assistant managing director for a combined period of five consecutive years, including service prior to the Effective Date, and (iii) has a separation of service from an Employer on or after the Effective Date.

In determining whether an officer, managing director or assistant managing director has served in such capacity for a combined period of five consecutive years, such officer’s or director’s service with Controlled Group Members shall be taken into account.

Participant shall also mean any former Employee who, immediately following his separation of service from an Employer, was employed by a Controlled Group Member and continues to be employed by a Controlled Group Member.

Any employee who was a Participant in this 401(a)(17) Benefit Plan immediately prior to June 1, 2000 shall remain a Participant in the Plan on the Effective Date.

1.13	Pension Plan

“Pension Plan” means, with respect to any Participant, the FedEx Ground Package System, Inc. and Certain Affiliates Career Reward Pension Plan (through May 30, 2001) or the FedEx Corporation Employees’ Pension Plan (as of May 31, 2001).

1.14	Spouse

“Spouse” shall mean the deceased Participant’s surviving spouse if such person married such Participant at least one (1) year prior to his death.

Article 2

401(a)(17) Benefits

2.1	Amount of Benefit

(a)

401(a)(17) Benefit. The 401(a)(17) Benefit payable to or with respect to a Participant for any month of any Plan Year shall be an amount equal to the excess, if any, of (i) the amount of the monthly benefit that would be provided by the Pension Plan except that, if applicable, such benefit shall not be limited by the application of Section 401(a)(17) of the Code, over (ii) the sum of (A) the amount of the monthly benefit payable on the same basis to or with respect to the Participant under such Pension Plan for such month and (B) the amount payable to or with respect to the Participant under the Excess Plan for such month. If a Participant began receiving his 401(a)(17) Benefit prior to June 1, 2000, such 401(a)(17) Benefit shall reflect any adjustments under such Pension Plan because of the Participant’s determination not to elect to waive any qualified pre-retirement survivor annuity.

The terms “Average Compensation”, “Average Annual Earnings” and “Final Average Earnings” taken into account with respect to a Participant (1) who is employed by the Company, or (2) who transferred to FedEx Corporation, Federal Express Corporation, or FedEx Corporate Services, Inc. on June 1, 2000 and continues to be an employee of such company, or (3) who was an employee of a Ground Employer (as defined in the Pension Plan) on February 1, 1998, was directly transferred to a Controlled Group Member, and who continues to be employed by a Controlled Group Member, shall have the same meaning as set forth under the Pension Plan (without regard to the limits imposed by Section 401(a)(17) of the Code), except that, for purposes of Section 2.1(a)(i), the number of years over which the average is determined under this 401(a)(17) Benefit Plan shall be three (3) years instead of five (5) years. Effective June 1, 2001, the terms “Compensation” and “Earnings” shall have the same meaning as set forth under the Pension Plan and shall also include any compensation-that would have been paid to the Participant had he not signed a salary deferral agreement in connection with any deferred compensation plan sponsored by the Employer.

The terms “Average Compensation,” “Average Annual Earnings” and “Final Average Earnings” taken into account with respect to a Participant employed by an Employer other than the Company shall have the same meaning as set forth under the Pension Plan (without regard to the limits imposed by Section 401(a)(17) of the Code). Effective June 1, 2001, “Compensation” and “Earnings” shall have the same meaning as set forth under the Pension Plan and shall also include any compensation that would have been paid to the Participant had he not signed a salary deferral agreement in connection with any deferred compensation plan sponsored by the Employer.

(b)

Pre-retirement Survivor Annuity. If a married participant dies before his Annuity Starting Date, and has a Spouse entitled to a qualified pre-retirement survivor annuity under any Pension Plan, such Spouse shall receive a pre-retirement survivor annuity based on the 401(a)(17) Benefit computed and adjusted as provided in Subsection (a) of this Section to which the Participant would be entitled. Such pre-retirement survivor annuity shall be payable at the same time and in the same manner as the qualified pre-retirement survivor annuity payable under any Pension Plan. No pre-retirement survivor annuity shall be payable to the extent a Participant receives a lump sum payment under Section 2.2(c).

(c)

Pension Plan Adjustment. Unless otherwise specifically provided herein, this 401(a)(17) Benefit Plan is not intended to provide any increased benefit which could otherwise be provided under a Pension Plan. A Participant’s benefit under this 401(a)(17) Benefit Plan shall be decreased to the extent that such Participant’s benefit under a Pension Plan is so increased.

(d)

Transfers. A Participant who is eligible for a 401(a)(17) Benefit and who has been directly transferred to a Controlled Group Member shall have his 401(a)(17) Benefit computation based on the provisions of the 401(a)(17) Benefit Plan in effect at the time that the Employee becomes entitled to receive the 401(a)(17) Benefit. If the Participant has received a benefit from the 401(a)(17) Benefit Plan prior to his termination of employment pursuant to an agreement between the Participant and Employer, no further benefits shall be payable under this 401(a)(17) Benefit Plan.

(e)

Maximum Benefit. The combined maximum benefit provided to a Participant employed by the Company under the Excess Plan, the Pension Plan and this 401(1)(17) Benefit Plan shall not exceed 50% of a Participant’s Final Average Earnings.

2.2	Manner and Time of Payment

(a)

Manner of Payment. Effective June 1, 2001, unless a Participant makes an election in the manner and within the time period specified in Section 2.2(c) below, the 401(a)(17) Benefit in the amount determined from time to time under Section 2.1 shall be paid in the same manner and at the same time as benefit payments under the Pension Plan, and shall be subject to the same restrictions as provided in such Pension Plan, without regard to Section 401(a)(17) of the Code.

For benefits commencing prior to June 1, 2001; the 401(a)(17) Benefit in the amount determined from time to time under Section 2.1 shall be payable monthly to a Participant for the life of the Participant, commencing as of the date benefits commence under the Pension Plan; provided, however, for a married Participant, the 401(a)(17) Benefit, in an Actuarially Equivalent amount, shall be payable monthly to the Participant as an annuity for the life of the Participant, with a survivor annuity for the life of the Spouse, which is one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Spouse.

(b)	Time of Payment.

(ii)

Except as provided in Section 2.2(c), the first monthly payment of a 401(a)(17) Benefit to a retired Participant entitled to such benefit shall be payable as of the first day of the first calendar month after such Participant shall have become entitled thereto pursuant to the provisions of the Pension Plan and this 401(a)(17) Benefit Plan, and each subsequent monthly payment of such benefit shall be payable as of the first day of each calendar month thereafter during his lifetime, ceasing with the payment made as of the first day of the calendar month in which the death of such Participant occurs. Any survivorship benefit shall be paid in the same manner, beginning the month following the month during which the death of such retired Participant occurs and continuing until such Beneficiary dies.

(iii)

The 401(a)(17) Benefit of any retired Participant receiving a retirement benefit shall terminate as of the date of his re-employment if such retired Participant is re-employed by a Controlled Group Member. If such Participant is re-employed by a Controlled Group Member that is a participating employer in the Pension Plan, then upon his subsequent retirement pursuant to the provisions of the Pension Plan after any period of such re-employment, such Participant shall thereupon be eligible for the 401(a)(17) Benefit then in effect, pursuant to the provisions of this 401(a)(17) Benefit Plan, with such adjustments in the amount of such benefit as may be necessary to reflect actuarially the value of any 401(a)(17) Benefit previously paid such Participant under this 401(a)(17) Benefit Plan.

(c)

Lump Sum Option. (i) Effective June 1, 2001, in lieu of the manner of payment described in Section 2.2(a), a Participant (1) who is employed by the Company, or (2) who transferred to FedEx Corporation, Federal Express Corporation, or FedEx Corporate Services, Inc. on June 1, 2000 and continues to be an employee of such company, or (3) who was an employee of a Ground Employer (as defined in the Pension Plan) on February 1, 1998, was directly transferred to a Controlled Group Member, and who continues to be employed by a Controlled Group Member, may, no later than twelve (12) months prior to the date of the Participant’s last pensionable pay check as shown in the Employer’s personnel records, elect one of the following alternate payment options for benefits under this 401(a)(17) Benefit Plan:

1.	A single lump sum payable on the date benefits commence under the Pension Plan;

2.	A single lump sum payable twelve (12) months after the date benefits commence under the Pension Plan;

3.	A single lump sum payable twenty-four (24) months after the date benefits commence under the Pension Plan;

4.

Two equal installments, each being equal to one-half (1/2) of the single sum amount described in item (i) above, with the first installment payable on the date benefits commence under the Pension Plan and the second installment payable twelve (12) months after the date benefits commence under the Pension Plan; or

5.

Two equal installments, each being equal to one-half (1/2) of the single sum amount described in item (i) above, with the first installment payable twelve (12) months after the date benefits commence under the Pension Plan and the second installment payable twenty-four (24) months after the date benefits commence under the Pension Plan.

ii.	The amount of any lump sum or installment distribution shall be determined in the same manner as the lump sum present value of a benefit as determined under the Pension Plan.

iii.

A Participant may revoke any election made pursuant to this Section 2.2(c) and elect another manner of payment available under this Section 2.2, but only if such revocation and subsequent election occur no later than twelve (12) months prior to the date of the Participant’s last pensionable paycheck as shown in the Employer’s personnel records.

iv.

In the event of a Participant’s death prior to the complete distribution of his benefit pursuant to section 2.2(c), the value of the Participant’s remaining benefit shall be paid to the Participant’s Beneficiary in a single sum as soon as administratively practicable following the Participant’s death.

2.3	Liability for Payment

The Employer shall pay the 401(a)(17) Benefit to the Participant and/or his Beneficiary.

2.4	Payment to Guardian

If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Retirement and Savings Plan Department of FedEx Corporation may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Retirement and Savings Plan Department of FedEx Corporation may require such proof of incompetency, minority, incapacity, or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Employer from all liability with respect to such benefit.

2.5	Effect on Other Benefits

Benefits payable to or with respect to a Participant under the Pension Pia11s, the Excess Plan or any other plan (qualified or nonqualified) plan sponsored by a Controlled Group Member, if any, are in addition to those provided under this 401(a)(17) Benefit Plan.

2.6	Effect of Termination of 401(a)(17) Benefit Plan

Notwithstanding anything in this 401(a)(17) Benefit Plan to the contrary, in the event of a termination of the 401(a)(17) Benefit Plan, FedEx Corporation, in its sole and absolute discretion, shall have the right to change the time and/or manner of distribution of Participants’ 401(a)(17) Benefits, including, without limitation, by providing for the satisfaction of the obligation to pay 401(a)(17) Benefits by payment of a single lump sum payment to each Participant or Beneficiary then entitled to a 401(a)(17) Benefit in an amount equal to the Actuarial Equivalent present value of such 401(a)(17) Benefit, provided that the value of the 401(a)(17) Benefit payable to any Participant or Beneficiary hereunder may not be diminished.

Article 3

Vesting

Anything herein to the contrary notwithstanding, 401(a)(17) Benefits of a Participant who is employed by an Employer other than the Company shall become fully vested at the time he becomes fully vested in his accrued benefit. 401(a)(17) Benefits of a Participant who is employed by the Company shall become fully vested at the time the Participant has completed five consecutive years as an officer and/or managing or assistant managing director. A Participant who terminates employment prior to satisfying the vesting requirements in this Article 3 shall not be eligible to receive a 401(a)(17) Benefit under this 401(a)(17) Benefit Plan.

Article 4

Method of Funding

The obligation of the Employer hereunder shall be a general unfunded and unsecured obligation of the Employer only. It is not intended hereby to establish a fund to provide for the payment of 401(a)(17) Benefits or to create a trust or lien (equitable or otherwise) for the benefit of any Participant, Spouse, or any other person.

Article 5

Termination of Participation

5.1	Withdrawal by Participating Employers

Any Employer that adopts the 401(a)(17) Benefit Plan may elect to withdraw separately from the 401(a)(17) Benefit Plan, and such withdrawal shall constitute a termination of the 401(a)(17) Benefit Plan, as to the withdrawing Employer; provided, however, that such terminating Employer shall continue to be an Employer for the purposes of the 401(a)(17) Benefit Plan as to Participants or Beneficiaries to whom such Employer owes obligations under the 401(a)(17) Benefit Plan. Such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer on authority of its Board and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.

APPENDIX B

PROVISIONS PERTAINING TO EMPLOYEES OF

FEDEX GROUND PACKAGE SYSTEM, INC., FEDEX CUSTOM CRITICAL, INC.,

FEDEX SUPPLY CHAIN SERVICES, INC., AUTOQUIK, INC.

AND

URGENT FREIGHT, INC.

INTRODUCTION

The purpose of this Appendix B is to set forth certain of the provisions of this Plan applicable only to Employees of FedEx Ground Package System, Inc., FedEx Custom Critical, Inc., FedEx Supply Chain Services, Inc., AutoQuik, Inc. and Urgent Freight, Inc. (“Ground Participants”) as of May 31, 2003 and thereafter. Except as provided in this Appendix B, the terms and conditions of the Plan apply to Ground Participants. The term “Section” in this Appendix B refers to a section of this Appendix B unless otherwise specifically noted.

Article 1

Definitions

1.1	Generally

The following words and phrases shall have the same meanings as specified in the applicable Pension Plan, as it may be amended from time to time, unless the context clearly requires otherwise:

“Actuarial Equivalent” or “Actuarial Equivalence”

“Actuary”

“Annuity Starting Date”

“Code”

“Employee”

“Plan Year”

In addition, for purposes of this Excess Plan, the following words and phrases shall have the meanings hereinafter indicated unless the context clearly indicates otherwise.

1.2	Accrued Benefit

“Accrued Benefit” of a Participant as of any date, hereinafter called an “accrual date,” equals the amount of Excess Retirement Benefit to which the Participant would be entitled under Section if he terminated his employment with the Controlled Group on the accrual date.

1.3	Beneficiary

“Beneficiary” means the beneficiary for purposes of any benefits payable under the Pension Plan subsequent to the Participant’s death; provided, however, that the Participant may designate another beneficiary to receive any death benefits payable in a lump sum pursuant to Section 2.2(c), such designation to be made in writing in a form acceptable to the Committee.

1.4	Board

“Board” means the board of directors of FedEx Corporation or, as appropriate in the context of a provision of the Excess Plan, such other body as designated by the Board.

1.5	Company

“Company” means FedEx Ground Package System, Inc. (or its successor).

1.6	Controlled Group or Controlled Group Members

“Controlled Group” or “Controlled Group Members” means the Company and any and all other corporations, trades and/or businesses the employees of which, together with the employees of the Company, are required by any of the Subsections of Section 414 of the Code to be treated, as though they were employed by a single employer.

1.7	Effective Date

“Effective Date” means June 1, 2000.

1.8	Employer

“Employer” means the Company and any other Controlled Group Member that adopts this Excess Plan.

1.9	Excess Plan

“Excess Plan” means the provisions of the Plan described in this Appendix B.

1.10	Excess Retirement Benefit

“Excess Retirement Benefit” means the monthly benefit payable to or with respect to a Participant and/or his Beneficiary under Article 2.

1.11	401(a)(17) Benefit Plan

“401(a)(17) Benefit Plan” means the provisions of the Plan described in Appendix A.

1.12	Participant

“Participant” means an Employee who (i) is participating in one or more Pension Plans, (ii) (1) serves as an officer of an Employer other than the Company as determined from the personnel records of the applicable Employer, or (2) serves .as an officer or managing director or assistant managing director of the Company as determined from the personnel records of the Company and has served as an officer and/or managing or assistant managing director for a combined period of five consecutive years, including service prior to the Effective Date, and (iii) has a separation of service from an Employer on or after the Effective Date

In determining whether an officer, managing director or assistant managing director has served in such capacity for a combined period of five consecutive years, such officer’s or director’s service with Controlled Group Members shall be taken into account.

Participant shall also mean any former Employee who, immediately following his separation of service from an Employer, was employed by a Controlled Group Member and continues to be employed by a Controlled Group Member.

Any employee who was a Participant in this 401(a)(17) Benefit Plan immediately prior to June 1, 2000 shall remain a Participant in the Plan on the Effective Date.

1.13	Pension Plan

“Pension Plan” means, with respect to any Participant, the FedEx Ground Package System, Inc. and Certain Affiliates Career Reward Pension Plan (through May 30, 2001) or the FedEx Corporation Employees’ Pension Plan (as of May 31, 2001).

1.14	Spouse

Spouse shall mean the deceased Participant’s surviving spouse if such person married such Participant at least one (1) year prior to his death.

Article 2

Excess Retirement Benefits

2.1	Amount of Benefit

(a)

Excess Retirement Benefit. The Excess Retirement Benefit payable to or with respect to a Participant for any month of any Plan Year shall be an amount equal to the excess, if any, of (i) the amount of the monthly benefit that would be provided by the Pension Plan except that, if applicable, such benefit shall not be limited by the application of Section 415 of the Code, over (ii) the amount of the monthly benefit payable on the same basis to or with respect to the Participant under such Pension Plan for such month. If a Participant began receiving his Excess Retirement Benefit prior to June 1, 2000, such Excess Retirement Benefit shall be reduced to reflect any post-retirement increases in monthly benefits payable to the Participant under such Pension Plan by reason of increases in the limits under Section 415 of the Code.

The terms “Average Compensation”, “Average Annual Earnings,” and “Final Average Earnings” taken into account with respect to a Participant (1) who is employed by the Company, or (2) who transferred to FedEx Corporation, Federal Express Corporation, or FedEx Corporate Services, Inc. on June 1, 2000 and continues to be an employee of such company, or (3) who was an employee of a Ground Employer (as defined in the Pension Plan) on February 1, 1998, was directly transferred to a Controlled Group Member, and who continues to be employed by a Controlled Group Member, shall have the same meaning as set forth under the Pension Plan (without regard to the limits imposed by Section 401(a)(17) of the Code), except that, for purposes of Section 2.l(a)(i), the number of years over which the average is determined shall be three (3) years instead of five (5) years. Effective June 1, 2001, the terms “Compensation” and “Earnings” shall have the same meaning as set forth under the Pension Plan and shall also include any compensation that would have been paid to the Participant had he not signed a salary deferral agreement in connection with any deferred compensation plan sponsored by the Employer.

The terms “Average Compensation,” “Average Annual Earnings,” and “Final Average Earnings” taken into account with respect to a Participant employed by an Employer other than the Company shall have the same meaning as set forth under the Pension Plan (without regard to the limits imposed by Section 401(a)(17) of the Code). Effective June 1, 2001, the terms “Compensation” and “Earnings” shall have the same meaning as set forth under the Pension Plan and shall also include any compensation that would have been paid to the Participant had he not signed a salary deferral agreement in connection with any deferred compensation plan sponsored by the Employer.

(b)

Pre-retirement Survivor Annuity. If a married Participant dies before his Annuity Starting Date, and has a Spouse entitled to a qualified pre-retirement survivor annuity under any Pension Plan, such Spouse shall receive a pre-retirement survivor annuity based on the Excess Retirement Benefit computed and adjusted as provided in Subsection (a) of this Section to which the Participant would be entitled. Such pre-retirement survivor annuity will be payable at the same time and in the same manner as the qualified pre-retirement survivor annuity payable under the Pension Plan. No pre-retirement survivor annuity shall be payable to the extent a Participant receives a lump sum payment under Section 2.2(c).

(c)

Pension Plan Adjustment. Unless otherwise specifically provided herein, this Excess Plan is not intended to provide any increased benefit which could otherwise be provided under a Pension Plan. A Participant’s benefit under this Excess Plan shall be decreased to the extent that such Participant’s benefit under a Pension Plan is so increased.

(d)

Transfers. A Participant who is eligible for an Excess Retirement Benefit and who has been directly transferred to a Controlled Group Member shall have his Excess Retirement Benefit based on the provisions of the Excess Plan in effect at the time that the Employee becomes entitled to receive the Excess Retirement Benefit. If the Participant has received a benefit from the Excess Benefit Plan prior to his termination of employment pursuant to an agreement between the Participant and an Employer, no further benefits shall be payable under this Excess Plan.

(e)

Maximum Benefit. The combined maximum benefit provided to a Participant employed by the Company under this Excess Plan, the Pension Plan and the 401(a)(17) Benefit Plan shall not exceed 50% of a Participant’s Final Average Earnings.

2.1	Manner and Time of Payment

(a)

Manner of Payment. Effective June 1, 2001, unless a Participant makes an election in the manner and within the time period specified in Section 2.2(c) below, the Excess Retirement Benefit in the amount determined from time to time under Section 2.1 shall be paid in the same manner and at the same time as benefit payments under the Pension Plan, and shall be subject to the same restrictions as provided in such Pension Plan, without regard to Section 415 of the Code.

For benefits commencing prior to June 1, 2001, the Excess Retirement Benefit in the amount determined from time to time under Section 2.1 shall be payable monthly to a Participant for the life of the Participant, commencing as of the date benefits commence under the Pension Plan; provided, however, for a married Participant, the Excess Retirement Benefit, in an Actuarially Equivalent amount, shall be payable monthly to the Participant as an annuity for the life of the Participant, with a survivor annuity for the life of the Spouse, which is one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Spouse.

(b)	Time of Payment.

(ii)

Except as provided in Section 2.2(c), the first monthly payment of an Excess Retirement Benefit to a retired Participant entitled to such benefit shall be payable as of the first day of the first calendar month after such Participant shall have become entitled thereto pursuant to the provisions of the Pension Plan and this Excess Plan, and each subsequent monthly payment of such benefit shall be payable as of the first day of each calendar month thereafter during his lifetime, ceasing with the payment made as of the first day of the calendar month in which the death of such Participant occurs. Any survivorship benefit shall be paid in the same manner, beginning the month following the month during which the death of such retired Participant occurs and continuing until such Beneficiary dies.

(iii)

The Excess Retirement Benefit of any retired Participant receiving a retirement benefit shall terminate as of the date of his re-employment if such retired Participant is re-employed by a Controlled Group Member. If such Participant is re-employed by a Controlled Group Member that is a participating employer in the Pension Plan, then upon his subsequent retirement pursuant to the provisions of the Pension Plan after any period of such re-employment, such Participant shall thereupon be eligible for the Excess Retirement Benefit then in effect, pursuant to the provisions of this Excess Plan, with such adjustments in the amount of such benefit as may be necessary to reflect actuarially the value of any Excess Retirement Benefit previously paid such Participant under this Excess Plan

(c)

Lump Sum Option. (i) Effective June 1, 2001, in lieu of the manner of payment described in Section 2.2(a), a Participant (1) who is employed by the Company, or (2) who transferred to FedEx Corporation, Federal Express Corporation, or FedEx Corporate Services, Inc. on June 1, 2000 and continues to be an employee of such company, or (3) who was an employee of a Ground Employer (as defined in the Pension Plan) on February 1, 1998, was directly transferred to a Controlled Group Member, and who continues to be employed by a Controlled Group Member, may, no later than twelve (12) months prior to the date of the Participant’s last pensionable pay check as shown in the Employer’s personnel records, elect one of the following alternate payment options for benefits under this Excess Plan:

1.	A single lump sum payable on the date benefits commence under the Pension Plan;

2.	A single lump sum payable twelve (12) months after the date benefits commence under the Pension Plan;

3.	A single lump sum payable twenty-four (24) months after the date benefits commence under the Pension Plan;

4.

Two equal installments, each being equal to one-half (1/2) of the single sum amount described in item (i) above, with the first installment payable on the date benefits commence under the Pension Plan and the second installment payable twelve (12) months after the date benefits commence under the Pension Plan; or

5.

Two equal installments, each being equal to one-half (1/2) of the single sum amount described in item (i) above, with the first installment payable twelve (12) months after the date benefits commence under the Pension Plan and the second installment payable twenty-four (24) months after the date benefits commence under the Pension Plan.

(ii) The amount of any lump sum or installment distribution shall be determined in the same manner as the lump sum present value of a benefit as determined under the Pension Plan.

(iii) A Participant may revoke any election made pursuant to this Section 2.2(c) and elect another manner of payment available under this Section 2.2, but only if such revocation and subsequent election occur no later than twelve (12) months prior to the date of the Participant’s last pensionable paycheck as shown in the Employer’s personnel records.

(iv) In the event of a Participant’s death prior to the complete distribution of his benefit pursuant to section 2.2(c), the value of the Participant’s remaining benefit shall be paid to the Participant’s Beneficiary in a single sum as soon as administratively practicable following the Participant’s death.

2.2	Liability for Payment

The Employer shall pay the Excess Retirement Benefit to the Participant and/or his Beneficiary.

2.3	Payment to Guardian

If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Retirement and Savings Plan Department of FedEx Corporation may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Employer may require such proof of incompetency, minority, incapacity, or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Employer from all liability with respect to such benefit.

2.4	Effect on Other Benefits

Benefits payable to or with respect to a Participant under the Pension Plans, the 401(a)(17) Benefit Plan or any other plan (qualified or nonqualified) plan sponsored by a Controlled Group Member, if any, are in addition to those provided under this Excess Plan.

2.5	Effect of Termination of Excess Plan

Notwithstanding anything in this Excess Plan to the contrary, in the event of a termination of the Excess Plan, FedEx Corporation, in its sole and absolute discretion, shall have the right to change the time and/or manner of distribution of Participants’ Excess Retirement Benefits, including, without limitation, by providing for the satisfaction of the obligation to pay Excess. Retirement Benefits by payment of a single lump sum payment to each Participant or Beneficiary then entitled to an Excess Retirement Benefit in an amount equal to the Actuarial Equivalent present value of such Excess Retirement Benefit, provided that the value of the Excess Retirement Benefit payable to any Participant or Beneficiary hereunder may not be diminished.

Article 3

Vesting

Anything herein to the contrary notwithstanding, Excess Retirement Benefits of a Participant who is employed by an Employer other than the Company shall become fully vested at the time he becomes fully vested in his accrued benefit under the Pension Plan. Excess Retirement Benefits of a Participant who is employed by the Company shall become fully vested at the time the Participant has completed five consecutive years as an officer and/or managing or assistant managing director. A Participant who terminates employment prior to satisfying the vesting requirements in this Article 3 shall not be eligible to receive an Excess Retirement Benefit under this Excess Plan.

Article 4

Method of Funding

The obligation of the Employer hereunder shall be a general unfunded and unsecured obligation of the Employer only. It is not intended hereby to establish a fund to provide for the payment of Excess Retirement Benefits or to create a trust or lien (equitable or otherwise) for the benefit of any Participant, Spouse, or any other person.

Article 5

Termination of Participation

5.1	Withdrawal by Participating Employers

Any Employer that adopts the Excess Plan may elect to withdraw separately from the Excess Plan, and such withdrawal shall constitute a termination of the Excess Plan, as the case may be, as to the withdrawing Employer; provided, however, that such terminating Employer shall continue to be an Employer for the purposes of the Excess Plan as to Participants or Beneficiary to whom such Employer owes obligations under the Excess Plan. Such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer on authority of its Board and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.

APPENDIX C

PROVISIONS PERTAINING TO EMPLOYEES OF

FEDEX FREIGHT, INC.

INTRODUCTION

The purpose of this Appendix C is to set forth certain of the provisions of this Plan applicable only to Employees of FedEx Freight, Inc. who are accruing Compensation Credits under a Portable Pension Account in the FedEx Corporation Employees’ Pension Plan (“Freight, Inc. Participants”) as of May 31, 2003 and thereafter. Except as provided in this Appendix C, the terms and conditions of the Plan apply to Freight, Inc. Participants. The term “Section” in this Appendix C refers to a section of this Appendix C unless otherwise specifically noted.

FEDEX FREIGHT RETIREMENT PARITY PLAN

Amended and Restated

Effective January 1, 2020

Section 1. Purpose and Description.

FedEx Freight East, Inc., an Arkansas corporation (the “Company”), established, effective January 1, 2007 (the “Effective Date”), the FedEx Freight Retirement Parity Pension Plan (the “Plan”), to provide the benefits described in Section 3 below, for eligible Managing Directors and Officers, under the terms of the Plan. The Plan is intended to be an “employee benefit pension plan,” as defined in §3(2) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and a plan that is “unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees,” as provided in §§201, 301, and 401 of ERISA and the Department of Labor regulations promulgated under ERISA, and is intended to comply with Internal Revenue Code §409A. The benefits provided by the Plan are not funded but shall be payable when due out of the assets of the Sponsoring Employers as general, unsecured obligations of the Sponsoring Employers.

Effective June 2, 2008, the FedEx Freight West, Inc. Nonqualified Supplemental Executive Retirement Plan as Amended and Restated Effective June 1, 2002, and the FedEx Freight West, Inc. Nonqualified Supplemental Executive Retirement Plan for Participants as of May 31, 2002, as Amended and Restated Effective June 1, 2002, (collectively, the “West Plan”) shall be merged into the Plan as Appendices A and B.

Unless otherwise provided herein, defined terms used in this Plan shall have the same meaning attributed to such terms in the FedEx Freight Pension Plan, as it currently exists or may be amended from time to time (“Qualified Pension Plan”).

Unless otherwise noted, the terms and provisions of this base document shall apply solely to the Parity Portable Pension Account benefit, and the terms and provisions of the West Plan shall be as provided in Appendices A and B.

All references to FedEx Freight, East, Inc. and FedEx Freight West, Inc. shall remain for all periods of service prior to December 28, 2008. Any eligible employee of FedEx Freight East, Inc. or FedEx Freight West, Inc. as of December 27, 2008 who is credited with an Hour of Service on or after December 28, 2008 and who continues in an eligible position as described in Section 2 below shall be considered an eligible employee of FedEx Freight, Inc. Effective December 28, 2008, all references to FedEx Freight East, Inc. and FedEx Freight West, Inc. shall be revised to read, FedEx Freight, Inc. Effective January 30, 2011, all references to FedEx Freight System, Inc. shall be revised to FedEx Freight, Inc.

Effective January 1, 2020, no employee who is hired on or after January 1, 2020 shall be eligible to participate in the FedEx Freight Retirement Parity Plan.

Section 2. Eligibility.

(a) Effective January 1, 2007, any employee of the Company who serves as an Officer shall be eligible for the benefit described in Section 3 below as of the later of (i) the date on which such individual is employed as an Officer, or (ii) the date on which such individual becomes a participant in the Qualified Pension Plan, as it currently exists and as it may be amended from time to time. In addition, effective June 1, 2008, any employee of the Company who serves as a Managing Director shall be eligible for the benefit described in Section 3 below as of the later of (x) the date on which such individual is employed as a Managing Director, (y) the date on which such individual becomes a participant in the Qualified Pension Plan, or (z) June 1, 2008.

(b) Effective June 1, 2008, any employee of FedEx Freight West, Inc. or FedEx Freight System, Inc. who serves as an Officer or Managing Director shall be eligible for the benefit described in Section 3 below as of the later of (i) the date on which such individual is employed as an Officer or Managing Director, (ii) the date on which such individual becomes a participant in the Qualified Pension Plan, or (iii) June 1, 2008.

For the purpose of this Plan, the term “Officer” shall mean an officer of the Company or, effective June 1, 2008, FedEx Freight System, Inc. or FedEx Freight West, Inc., elected to the position of vice-president or above, as evidenced in the minutes of the Company’s Board of Directors, the Board of Directors of FedEx Corporation, or the Board of Directors of FedEx Freight System, Inc. or FedEx Freight West, Inc. The term “Managing Director” shall mean, effective June 1, 2008, and for the purpose of this Plan, a managing director of the Company, FedEx Freight System, Inc. or FedEx Freight West, Inc. appointed to the position of managing director, as evidenced in the employer’s personnel information system, and shall also mean an employee having the title of “Staff Director” or “Director”.

Effective January 1, 2020, no Officer or Managing Director who is hired on or after January 1, 2020 shall be eligible to participate in the Plan. Notwithstanding the foregoing, an Officer or Managing Director who is hired on or after January 1, 2020 and who was participating in, and receiving Compensation Credits under, the FedEx Corporation Employees’ Pension Plan immediately prior to such hire date shall be eligible to participate in the FedEx Freight Retirement Parity Plan.

Section 3. Benefit Amount and Limitations.

The Parity Portable Pension Account shall be established for each eligible participant as of the participant’s entry date into this Plan, and shall be credited with Parity Compensation Credits, Parity Transition Credits (if eligible), Additional Compensation Credits, and Parity Interest Credits for each Plan Year following the establishment of the Parity Portable Pension Account, and with a 415 Limit Credit (if applicable) as of the participant’s date of retirement where:

(a) Parity Compensation Credit for any Plan Year shall equal (A) minus (B), subject to (C), as follows:

(A)

is the Compensation Credit for such Plan Year as calculated under the Qualified Pension Plan but without regard to the limit imposed by Code §401(a)(17) (annual compensation limit), only for Plan Years ending after the date such employee becomes an Officer or Managing Director.

(B)	is the Compensation Credit accrued under the Qualified Pension Plan for such Plan Year.

(C)	No Parity Compensation Credits shall be granted for Plan Years prior to June 1, 2008 for any individual other than an Officer of the Company.

With respect to benefits accrued for Plan Years beginning on or after June 1, 2008, in lieu of the benefit formula set forth in the Qualified Pension Plan, the following formula shall apply for determining the percentage of such individual’s Compensation Credits in (A) above:

Age + Years of Credited Service for Benefit Accrual	Applicable Parity Compensation Credit Percentage
Less than 55	5.0%
55 but less than 65	6.0%
65 but less than 75	7.0%
75 and higher	8.0%

(b) Parity Transition Credit for

(i)

any individual who, as of June 1, 2008, is (A) actively employed as an eligible Officer of the Company, FedEx Freight System, Inc. or FedEx Freight West, Inc., and (B) who has attained age 40 or greater,

(ii)	for any Plan Year beginning on or after June 1, 2008, and

(iii)	who accrued a Compensation Credit under the Qualified Pension Plan for such Plan Year,

shall equal the amount obtained by multiplying the applicable percentage determined from the table below, by the participant’s Compensation, without regard to the limit imposed by Code Section 401(a)(17) (annual compensation limit), for the calendar year ending in the Plan Year. The applicable percentage shall be determined from the table below, based on the sum of a participant’s age, determined as of the participant’s last birthday as of the last day (May 31) of the preceding Plan Year, and years of Credited Service for Benefit Accrual, determined as the participant’s total number of years of Credited Service for Benefit Accrual as of the last day (May 31) of the preceding Plan Year.

Age + Years of Credited Service for Benefit Accrual	Applicable Percentage of Compensation for Parity Transition Credit
Less than 55	2.0%
55 but less than 65	3.0%
65 but less than 75	4.0%
75 and higher	5.0%

The foregoing to the contrary notwithstanding:

(1)

The Parity Transition Credits which may be accrued by a participant who had completed 25 or more Years of Credited Service for Benefit Accrual as of June 1, 2008 shall equal 2% for a maximum of five (5) Years of Credited Service for Benefit Accrual completed after June 1, 2008. For this group, no Parity Transition Credits may be accrued by an eligible Officer after May 31, 2013.

(2)

If a participant completes 25 or more Years of Credited Service for Benefit Accrual on or after June 1, 2008, the Parity Transition Credits which may be accrued by such participant after s/he has completed 25 or more Years of Credited Service for Benefit Accrual shall equal 2% for Years of Credited Service for Benefit Accrual completed by May 31, 2013.

(3)

An eligible Officer who is otherwise eligible to receive Parity Transition Credits under this Section but who has a Separation from Service on or after June 1, 2008 shall be thereafter ineligible to receive Parity Transition Credits even if such participant is rehired by a Sponsoring Employer.

(c) Additional Compensation Credit for any Plan Year beginning on or after June 1, 2008 and any Plan Year beginning on or after June 1, 2011 shall equal 3.5% of the excess of (A) over (B), where

(A)	is such Officer’s or Managing Director’s Compensation, but without regard to the limitations under §401(a)(17), and

(B)	is the limit set forth under §401(a)(17) of the Internal Revenue Code (annual compensation limit).

Additional Compensation Credits shall not be accrued for any Plan Years before June 1, 2008, the Plan Year beginning on June 1, 2009, or any Plan Year for which a Compensation Credit is not accrued under the Qualified Pension Plan.

With respect to the Plan Year beginning June 1, 2010, the Additional Compensation Credit shall equal 1.75% of the excess of (A) over (B), where

(A)	is such Officer’s or Managing Director’ s Compensation, but without regard to the limitations under §401(a)(17) of the Internal Revenue Code, and
(B)	is the limit set forth under §401(a)(17) of the Internal Revenue Code (annual compensation limit).

(d) Parity Interest Credit shall mean an amount credited to the Parity Portable Pension Account in the same manner and using the same Interest Credit Factor as in the Qualified Pension Plan.

(e) 415 Limit Credit shall mean, for a participant whose total Qualified Pension Plan benefit has been limited by §415 of the Internal Revenue Code, a cash balance value equal to the value of the shortfall in the Qualified Pension Plan, except to the extent already provided in Appendices A or B, attached hereto.

(f) The foregoing to the contrary notwithstanding, no individual shall be entitled to receive a Parity Compensation Credit, Parity Transition Credit, or Additional Compensation Credit under this Plan for a Plan Year unless (i) s/he is an eligible Officer or Managing Director with any Controlled Group Member as of the last day of the Plan Year for which such credits would be accrued, or (ii) s/he incurs a Separation from Service as a Managing Director or Officer after having been credited with at least 1,000 Hours of Service in the Plan Year.

(g) Except as specifically provided herein, this Plan is not intended to provide any increased benefit which is otherwise provided under the Qualified Pension Plan. An Officer’s or Managing Director’s benefit under this Plan shall be decreased to the extent that such Officer’s or Managing Director’s benefit under the Qualified Pension Plan is so increased.

Section 4. Payment of Benefits.

The benefit provided under the Parity Portable Pension Account provisions of this Plan shall be paid as a lump sum no earlier than six (6) months following the eligible Officer or Managing Director’s Separation from Service after completion of three (3) consecutive years of service as an Officer or a Managing Director with any Controlled Group Member.

For purposes of this Section, the following term shall be given the definitions herein provided:

“Separation from Service” means a termination of substantial services for the Company and all Controlled Group Members. For purposes of this Section and for purposes of applying the provisions of Code Section 409A, a reference to the Company shall also be deemed a reference to any affiliate thereof within the contemplation of Code Sections 414(b) and 414(c). A substantial employment relationship shall be considered to exist for so long as an individual is on an authorized leave of absence of up to six (6) months or, if longer, for so long as the individual retains a right to re-employment by law or contract. An individual who is on an authorized leave of absence shall not in any event be deemed to have a Separation from Service for so long as the Company has a reasonable expectation that the individual will again perform substantial services for the Company in any capacity, whether as an employee of the Company. An individual will not be treated as having incurred a Separation from Service where the individual’s level of future services for the Company is reasonably anticipated by the Company to exceed 20% of the average level of bona fide Company services provided by that individual in any capacity for the prior 36-month period, or the prior period of services if less, but will be treated as having incurred a Separation from Service at any time when such reasonably anticipated level of future services is equal to or less than such 20% average level of prior services.

Section 5. Plan Administration.

The Plan shall be administered by the Retirement Plans Department of FedEx Corporation (the “Administrator”). The Administrator shall have the responsibility to receive, evaluate and process all claims for benefits and shall cause payment of benefits to be made under the Plan in accordance with its terms. In connection with its duties, the Administrator shall have the authority to interpret the Plan’s provisions and to determine eligibility for Plan benefits. The Administrator shall have the authority to adopt such rules and procedures which it deems necessary for the administration of the Plan and recommend any modifications, changes, or amendments to the Plan.

Section 6. The Committee.

The Committee, as defined in the Qualified Pension Plan, shall have the authority to perform the administrative duties under the Plan, other than the duties of the Administrator. In connection with its duties, the Committee shall have the authority to interpret the Plan’s provisions and to determine eligibility for Plan benefits. The Committee is the named fiduciary of the Plan and shall adopt such rules and procedures that in its opinion are either necessary or desirable to implement and administer the Plan.

Section 7. Claims Procedures.

The claims procedures for the Plan shall be the same as such procedures in the Qualified Pension Plan.

Section 8. Legal Expenses.

An Officer or Managing Director shall be entitled to reimbursement from the Sponsoring Employer for reasonable legal expenses incurred in successfully enforcing his or her right to benefits under the Plan. This right to reimbursement shall only be available if such Officer or Managing Director has applied for benefits in substantial compliance with the Administrator’s procedures, been denied benefits by the Administrator, timely requested a review of that denial as provided in Section 7 above and had the Administrator’s denial upheld.

Section 9. Non-Assignability of Benefits.

Benefits under this Plan shall not be assignable or transferable in any manner, nor shall they be subject to garnishment, attachment, or other legal process, except as provided by ERISA and other applicable federal law or as provided under a domestic relations order.

Section 10. Effect.

Neither the establishment of the Plan nor any modification thereto, nor the creation of any account on the books of any participating employer hereunder, nor the payment of any benefit from the Plan shall be construed as giving an Officer, Managing Director, or any other person any legal or equitable right against a participating employer, its directors, officers, employees or agents, except that the provisions of this Section 10 shall neither impair nor extinguish any rights of any participating Officer or Managing Director with respect to any claim for benefits payable under this Plan.

Section 11. No Guarantee of Employment.

Nothing contained in this Plan shall be construed as a contract of employment between a participating employer and any Officer or Managing Director or as a promise that any Officer or Managing Director shall continue in his or her present or comparable position or as a limit on the participating employer’s right to discharge such Officer or Managing Director.

Section 12. Amendment or Termination.

The Sponsoring Employer may amend or terminate the Plan at any time. An amendment shall become effective: (i) upon its execution in writing by duly authorized Officers of the participating employers, (ii) upon action of the Sponsoring Employer’s Board of Directors or the Board of Directors of FedEx Corporation, or any committee thereof, or (iii) upon action of the Committee, as reflected in the Committee’s minutes or in the minutes of the Board of Directors of the Sponsoring Employer or of FedEx Corporation or any committee thereof. The Plan’s termination shall become effective: (x) upon action of the Sponsoring Employer’s Board of Directors or the Board of Directors of FedEx Corporation, or any committee thereof, or (ii) upon action of the Committee, as reflected in the Committee’s minutes or in the minutes of the Board of Directors of the Sponsoring Employer or of FedEx Corporation or any committee thereof. However, no amendment or termination shall eliminate or reduce any benefits accrued under the Plan at the time of such amendment or termination.

Section 13. Agent for Service of Process.

The Company is hereby designated as agent for service of process for all purposes provided herein.

Section 14. Governing Law.

Except to the extent preempted by federal law, the provisions of this Plan shall be administered, construed, and enforced in accordance with the laws of the State of Tennessee.

Section 15. Execution.

This document may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDERAL EXPRESS CORPORATION

Signed:	/s/ Robbin S. Page
Name:	Robbin S. Page
Title:	Vice President, Human Resources
Date:	June 24, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX CORPORATION

Signed:	/s/ Tracy Brightman
Name:	Tracy Brightman
Title:	Executive Vice President – Chief People Officer
Date:	June 24, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX FORWARD DEPOTS, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX TRADE NETWORKS TRADE SERVICES, LLC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX LOGISTICS, INC. (Formerly FEDEX TRADE NETWORKS TRANPORTATION AND BROKERAGE, INC.)

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDERAL EXPRESS VIRGIN ISLANDS, INC.

Signed:	/s/ Ariel O. Diaz
Name:	Ariel O. Diaz
Title:	Vice President Legal
Date:	June 26, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX FREIGHT, INC.

Signed:	/s/ Rodney Myers
Name:	Rodney Myers
Title:	Vice President Human Resources
Date:	June 20, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX OFFICE AND PRINT SERVICES, INC.

Signed:	/s/ Brandon L. Waits
Name:	Brandon L. Waits
Title:	Vice President Human Resources
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX CUSTOM CRITICAL, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX SUPPLY CHAIN DISTRIBUTION SYSTEM, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

ATC INFORMATION SERVICES, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

CAPITAL RETURNS, INC

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

GENCO INFRASTRUCTURE SOLUTIONS, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX SUPPLY CHAIN, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX SUPPLY CHAIN LOGISTICS & ELECTRONICS, INC

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

GENCO MARKETPLACE, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	June 21, 2024

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this plan to be effective as of the dates herein.

FEDEX DATAWORKS, INC.

Signed:	/s/ Micah D. Bell
Name:	Micah D. Bell
Title:	Chief People Officer
Date:	June 25, 2024